Harbor High-Yield Bond Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HYFAX Administrative Class HYFRX Investor Class HYFIX

Effective March 1, 2013, Harbor Funds has modified the redemption fee policy for Harbor High-Yield Bond Fund. The Fund will apply a redemption fee at the rate of 1% on the redemption of shares held less than 90 days. For shares of the Fund acquired prior to March 1, 2013 but sold on or after March 1, 2013, the redemption fee period would be 90 days. All shares acquired on or after March 1, 2013 will be subject to the 90-day redemption fee period.

Also effective March 1, 2013, Harbor Funds has approved the following additional exception to the application of redemption fees:

The redemption fee does not apply to a redemption of shares effected to correct an error on the part of the account owner made when purchasing those shares (e.g., the account owner purchased into the wrong fund), provided the account owner notifies Harbor promptly of the error and Harbor determines the error is bona fide.

Harbor Funds are intended for long-term investors. Harbor Funds will continue to use other methods to help protect shareholders from the effects of excessive short-term trading. Harbor Funds retains the right to block future purchases and exchanges into a fund on a temporary or permanent basis if it discovers what it believes is excessive trading, including after even one round trip into and out of a fund.

February 15, 2013

Investors Should Retain This Supplement for Future Reference

S0215.SP.HYB

1